The Relative Value Fund

Supplement dated August 20, 2021 to the

Prospectus and Statement of Additional Information dated July 31, 2021

Vivaldi Asset Management, LLC (“VAM”) serves as The Relative Value Fund’s (the “Fund”) investment adviser pursuant to an investment management agreement between the Fund and VAM. The controlling member of VAM is Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”). In September 2021, Vivaldi is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will result in a change of control of VAM (the “Transaction”); however, there will not be any changes in the management or day-to-day advisory services provided to the Fund as a result of the change in control of VAM. Further, the Fund’s portfolio management team will remain unchanged.

The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Fund’s current investment management agreement with VAM, the current investment sub-advisory agreement between the Fund, VAM and RiverNorth Capital Management, LLC (“RiverNorth”), and the current investment sub-advisory agreement between the Fund, VAM and Angel Oak Capital Advisors, LLC (“Angel Oak”) (collectively, “Current Advisory Agreements”) upon the closing of the Transaction (the “Effective Date”). To provide the Fund and shareholders with investment management and sub-advisory continuity after the Effective Date, at a special meeting held on July 27, 2021, the Board of Trustees of the Fund (the “Board”) approved an interim advisory agreement between the Fund and VAM, an interim sub-advisory agreement between the Fund, VAM and RiverNorth, and an interim sub-advisory agreement between the Fund, VAM and Angel Oak (collectively, the “Interim Agreements”). If the Transaction closes prior to the Special Meeting of Shareholders to be held on September 28, 2021(the “Special Meeting”), VAM, RiverNorth and Angel Oak will provide investment advisory and sub-advisory services to the Fund pursuant to the Interim Agreements, which will expire 150 days after the Effective Date.

At the same meeting, the Board also approved a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”), which includes an increase in the management fee. The Board also approved a new investment sub-advisory agreement between the Fund, VAM and RiverNorth and a new investment sub-advisory agreement between the Fund, VAM and Angel Oak (collectively, the “New Investment Sub-Advisory Agreements” and together with the New Investment Management Agreement, the “New Advisory Agreements”).

At the same meeting, the Board also approved the termination of the current expense limitation and reimbursement agreement and a new expense limitation and reimbursement agreement between the Fund and VAM (“New Expense Limitation Agreement”), which includes higher expense limits than the current expense limits in place for each of Class A and Class I Shares. The Board also approved a distribution and service plan (the “Distribution Plan”) with respect to Class I Shares.

To permit VAM, RiverNorth and Angel Oak to continue to serve as investment adviser and sub-advisers to the Fund after the expiration of the Interim Agreements, shareholders will be asked to approve the New Advisory Agreements at the Special Meeting. The investment management fees payable by the Fund under the New Investment Management Agreement will increase from 0.50% to 0.95% of the month-end net assets of the Fund. The investment sub-advisory fees payable by VAM to RiverNorth and Angel Oak under the New Sub-Advisory Agreements will be identical to the current sub-advisory fees. Subject to shareholder approval of the New Investment Management Agreement, shareholders of each of Class A and Class I Shares will also be asked to approve the early termination and replacement of the Fund’s current expense limitation and reimbursement agreement with the New Expense Limitation Agreement, which is identical to the current agreement, except that the expense limits will increase from 1.95% to 2.00% for Class A Shares and from 0.95% to 1.25% for Class I Shares. In addition, shareholders of Class I Shares will be asked to approve the adoption of the Distribution Plan with respect to the Class I Shares, under which the Fund would be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares to the Fund’s distributor or other qualified recipients.

Shareholders of record as of August 6, 2021 will be eligible to vote at the Special Meeting. Proxy materials will be mailed to Fund shareholders with more information about the Special Meeting and the proposals.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please file this Supplement with your records.